UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

SCHEDULE 14C INFORMATION

Information Statement Pursuant to Section 14(c)
of the Securities Exchange Act of 1934

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☐	Preliminary Information Statement
☐	Confidential, for Use of the Commission Only (as permitted by Rule 14c-5(d)(2))
☒	Definitive Information Statement

I-WEB MEDIA, INC.
(Name of Registrant as Specified In Its Charter)

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I-WEB MEDIA, INC.
706 Hillcrest Drive
Richmond, Texas  77469

December 7, 2010

To:         The Holders of the Common Stock of I-Web Media, Inc.

Re:           Action by Written Consent in Lieu of Meeting of Stockholders

This Information Statement is furnished by the Board of Directors of I-Web Media, Inc., a Delaware corporation (the “Company”), to holders of record of the Company’s common stock, $0.0001 par value per share, at the close of business on November 15, 2010.  The purpose of this Information Statement is to inform the Company’s stockholders of a certain actions taken by the written consent of the holders of a majority of the Company’s common stock, dated as of November 15, 2010.  This Information Statement shall be considered the notice required under Section 228(e) of the Delaware General Corporation Law.  This Information Statement provides notice that the Board of Directors has recommended, and holders of a majority of the voting power of our outstanding common stock have voted, to approve the following items:

1.	To elect three (3) directors to serve until the next Annual Meeting of Shareholders and thereafter until their successors are elected and qualified;

2.
To approve an amendment to the Company’s Articles of Incorporation to (a) change the Company’s name to Heartland Bridge Capital, Inc., and (b) increase the authorized common stock from 100,000,000 shares, par value $0.0001, to 250,000,000 shares of common stock, par value $0.0001;

3.	To adopt Restated Articles of Incorporation for the purpose of consolidating the amendments to the Company’s Articles of Incorporation;

4.	To approve amended and restated Bylaws of the Company;

5.	Change the Company’s fiscal year end from March 31st to December 31st; and

6.
Grant the Board of Directors the authority to amend the Company’s Articles of Incorporation in the future for the purpose of effectuating a forward stock split at a ratio between 2-for-1 and 5-for-1 without further approval by the shareholders.

The above actions taken by the Company’s stockholders will become effective on or about December 29, 2010 and are more fully described in the Information Statement accompanying this Notice.

Under the rules of the Securities and Exchange Commission, the above actions cannot become effective until at least 20 days after the accompanying Information Statement has been distributed to the stockholders of the Company.

This is not a notice of a special meeting of stockholders and no stockholder meeting will be held to consider any matter that will be described herein.

By Order of the Board of Directors

/s/ James F. Groelinger

James F. Groelinger, Chief Executive Officer

December 7, 2010
Richmond, TX

WE ARE NOT ASKING YOU FOR A PROXY
AND YOU ARE REQUESTED NOT TO SEND US A PROXY

INFORMATION STATEMENT

INFORMATION STATEMENT PURSUANT TO SECTION 14C OF THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED

THIS IS NOT A NOTICE OF A SPECIAL MEETING OF STOCKHOLDERS AND NO STOCKHOLDER MEETING WILL BE HELD TO CONSIDER ANY MATTER DESCRIBED HEREIN.  THE ACTIONS DESCRIBED IN THIS INFORMATION STATEMENT HAVE BEEN APPROVED BY HOLDERS OF A MAJORITY OF OUR COMMON STOCK.  WE ARE NOT ASKING YOU FOR A PROXY AND YOU ARE REQUESTED NOT TO SEND US A PROXY.  THERE ARE NO DISSENTERS’ RIGHTS WITH RESPECT TO THE ACTIONS DESCRIBED IN THIS INFORMATION STATEMENT.

INTRODUCTION

This Information Statement is being mailed or otherwise furnished to the holders of common stock, $0.0001 par value per share (the “Common Stock”) of I-Web Media, Inc., a Delaware corporation (the “Company”) by the Board of Directors to notify them about a certain action that the holders of a majority of the Company’s outstanding Common Stock have taken by written consent, in lieu of a special meeting of the stockholders.  The action was taken on November 15, 2010.

Copies of this Information Statement are first being sent on or before December 8, 2010 to the holders of record on November 15, 2010 of the outstanding shares of the Company’s Common Stock.

General Information

Stockholders of the Company owning a majority of the Company’s outstanding Common Stock have approved the following action (the “Action”) by written consent dated November 15, 2010, in lieu of a special meeting of the stockholders:

1.	To elect three (3) directors to serve until the next Annual Meeting of Shareholders and thereafter until their successors are elected and qualified;

2.
To approve an amendment to the Company’s Articles of Incorporation to (a) change the Company’s name to Heartland Bridge Capital, Inc., and (b) increase the authorized common stock from 100,000,000 shares, par value $0.0001, to 250,000,000 shares of common stock, par value $0.0001;

3.	To adopt Restated Articles of Incorporation for the purpose of consolidating previous amendments to the Company’s Articles of Incorporation;

4.	To approve amended and restated Bylaws of the Company;

5.	Change the Company’s fiscal year end from March 31st to December 31st; and

6.
Grant the Board of Directors the authority to amend the Company’s Articles of Incorporation in the future for the purpose of effectuating a forward stock split at a ratio between 2-for-1 and 5-for-1 without further approval by the shareholders.

The Company has asked brokers and other custodians, nominees and fiduciaries to forward this Information Statement to the beneficial owners of the common stock held of record by such persons and will reimburse such persons for out-of-pocket expenses incurred in forwarding such material.

Dissenters’ Right of Appraisal

No dissenters’ or appraisal rights under the Delaware General Corporation Law are afforded to the Company’s stockholders as a result of the approval of the Action.

Vote Required

The vote which was required to approve the above Actions was the affirmative vote of the holders of a majority of the Company’s voting stock.  Each holder of Common Stock is entitled to one (1) vote for each share of Common Stock held.

The record date for purposes of determining the number of outstanding shares of voting stock of the Company, and for determining stockholders entitled to vote, was the close of business on November 15, 2010 (the “Record Date”).  As of the Record Date, the Common Stock was the Company’s only issued and outstanding class of voting stock.  As of the Record Date, the Company had outstanding 11,125,000 shares of Common Stock.  Holders of the Common Stock have no preemptive rights.  All outstanding shares are fully paid and nonassessable.  The transfer agent for the Common Stock is Globex Transfer, LLC, 780 Deltona Blvd., Suite 202, Deltona, Florida 32725, telephone no.: (386) 206-1133.

Vote Obtained - Title 8 Section 228 of the Delaware General Corporation Law

Section 228 of the Delaware General Corporation Law provides that any action required to be taken at any annual or special meeting of stockholders of a corporation, or any action which may be taken at any annual or special meeting of such stockholders, may be taken without a meeting, without prior notice and without a vote, if a consent or consents in writing, setting forth the action so taken, shall be signed by the holders of outstanding stock having not less than the minimum number of votes that would be necessary to authorize or take such action at a meeting at which all shares entitled to vote thereon were present and voted.

In order to eliminate the costs and management time involved in soliciting and obtaining proxies to approve the Actions and in order to effectuate the Actions as early as possible in order to accomplish the purposes of the Company as hereafter described, the Board of Directors of the Company voted to utilize, and did in fact obtain, the written consent of the holders of a majority of the voting power of the Company.  The consenting shareholders and their respective approximate ownership percentage of the voting stock of the Company, which total in the aggregate 98.9% of the outstanding voting stock, are as follows:  Rockland Group, LLC (89.9%), Omar Pinilla (3.6%), Kim Guenther (2.7%), and Wexford Partners, LP (2.7%).

Pursuant to Section 228(e) of the Delaware General Corporation Law, the Company is required to provide prompt notice of the taking of the corporate action without a meeting by less than unanimous written consent to those stockholders who have not consented in writing and who, if the action had been taken at a meeting, would have been entitled to notice of the meeting.  This Information Statement is intended to provide such notice.

ACTION ONE
ELECTION OF DIRECTORS

Directors are normally elected by the shareholders at each annual meeting to hold office until their respective successors are elected and qualified, and need not be shareholders of the Company or residents of the State of Delaware.  Directors may receive compensation for their services as determined by the Board of Directors.  See “Compensation of Directors.”  Presently, the Board consists of two (2) members, namely, Harry Pond and Anthony Turnbull.

On October 28, 2010, one of the Company’s affiliate-shareholders, namely, Kenneth S. Barton, the Company’s President and Chief Executive Officer, a Director, and a 10% shareholder, entered into an Agreement to Purchase Common Stock with Rockland Group, LLC (“Rockland Group”), under which Rockland Group agreed to purchase an aggregate of 10,000,000 shares of the Company’s common stock from Mr. Barton.  These shares represent approximately 90% of the Company’s outstanding common stock.  The transaction closed November 3, 2010.  In conjunction with this transaction, Harry Pond was appointed to the Company’s Board of Directors, effective November 3, 2010.  Mr. Barton submitted his resignation as an officer and Director, effective November 3, 2010.  Mr. Anthony S. Turnbull submitted his resignation from the Board of Directors to the Board of Directors, effective upon the Company’s completion of the appropriate procedures to appoint additional members to the Company’s Board of Directors under Rule 14f-1 or Regulation 14-C, as applicable.

Voting for the election of directors is non-cumulative, which means that a simple majority of the shares voting may elect all of the directors.  Each share of common stock is entitled to one (1) vote and, therefore, has a number of votes equal to the number of authorized directors.

Although the Company’s management expects that each of the following nominees will be available to serve as a director, in the event that any of them should become unavailable prior to being appointed, a replacement will be appointed by a majority of the then-existing Board of Directors.  Management has no reason to believe that any of its nominees, if elected, will be unavailable to serve.  All nominees are expected to serve until the next Annual Meeting of Shareholders or until their successors are duly elected and qualified.

Nominees For Election As Director

The following table sets forth certain information with respect to persons nominated by the Board of Directors of the Company for election as Directors of the Company and who will be elected following the effective date of the actions in this Information Statement:

Name	Age	Position(s)

Harry Pond	60	Director

James F. Groelinger	66	Chief Executive Officer and Director Nominee

Wayne LeBlanc	62	Sr. Managing Director – Business Development and Director Nominee

Harry Pond, the Manager of the Rockland Group, LLC, the holder of 90% of our outstanding common stock, was appointed to serve on our Board of Directors.  From 2005 to present, Mr. Pond has served as Managing Director of Rockland Group, LLC, which is a real estate development company active in the Houston, Texas real estate market.  From 2008 to present, Mr. Pond has served as a senior business executive for Rockland Insurance Agency, Inc.  In this position he is actively involved with the management of loss prevention, marketing, and recruiting to ensure the company’s profitability and productivity.  From 1979 to present, Mr. Pond has owned and operated The Harry Pond Insurance Agency, a company that he is currently in the process of merging with Rockland Insurance Agency, Inc.  Mr. Pond received his BS in mathematics and education from Texas State University.

James F. Groelinger replaced Mr. Barton as our Chief Executive Officer.  Since 2007, Mr. Groelinger has been the Managing Director at Bellegrove Associates where he provides strategic guidance to emerging clean energy entrepreneurs and companies.  This guidance includes, but is not limited to, evaluating potential energy-related investments, assisting inventors with energy-related patents and products, as well as developing strategies for creating joint ventures between U.S. and foreign entities or governments.  Since 2009, Mr. Groelinger has also been the Executive Director of Clean Energy Alliance, Inc., which is a national association of clean energy incubators for the purpose of fund raising, policy development, and strategy.  From 2001 to 2006, Mr. Groelinger was the Chief Executive Officer and a Director, and was President from 2007 to 2008, of EPV Solar, Inc., which was a photovoltaic technology company that developed a technology for the production of thin-film photovoltaic products.  As CEO of EPV Solar, Mr. Groelinger led the company and oversaw sales as they increased from nil to more than $20 million annually, developed products sales in the U.S., Germany, and Spain, oversaw joint ventures with foreign manufacturers, and managed a complex $60 million debt-for-equity recapitalization, setting the stage for a $70 million third-party financing and initial public offering.  Mr. Groelinger received his BChE from the City College of New York, New York, and his MBA in Finance from Temple University.

Wayne LeBlanc is our Senior Managing Director for Business Development.  Mr. LeBlanc is a senior business development executive.  Since 1999, Mr. LeBlanc has been a managing partner in Solutions for Energy Management where he has been involved in brokering electricity to large customers and serving as a consultant for demand side management.  Mr. LeBlanc is also currently a managing partner in eMEDiSAFE, a company formed to address the recent requirements to convert to electronic medical records to reduce health care costs.  From 2007-2008, Mr. LeBlanc was Vice President of Business Development for EPV Solar.  In this position he was part of an executive team assembled to secure capital for manufacturing expansion, both in the U.S. and internationally, and recruitment of senior staff.  From 2000-2004, Mr. LeBlanc was a founder of Utility Choice Electric, the first independent retail electric provider in Texas.   .

Historical Compensation of Directors

Other than as set forth herein no compensation has been given to any of the directors, although they may be reimbursed for any pre-approved out-of-pocket expenses.

Board Meetings and Committees

During the current fiscal year the Board of Directors has met on a regular basis and took written action on numerous other occasions.  All the members of the Board attended the meetings.  The written actions were by unanimous consent

ACTION TWO
AMENDMENT TO THE COMPANY’S
ARTICLES OF INCORPORATION TO CHANGE
THE NAME OF THE COMPANY AND INCREASE THE
AUTHORIZED COMMON STOCK

Name Change

General

On November 15, 2010, the Board of Directors of the Company approved, declared it advisable and in the Company’s best interest, and directed that there be submitted to the holders of a majority of the Company’s common stock for approval, the prospective amendment to the Company’s Articles of Incorporation to change the name of the Company to Heartland Bridge Capital, Inc. (the “Name Change Amendment”). On November 15, 2010, stockholders of the Company owning a majority of the Company’s outstanding voting stock (the “Majority Stockholders”) approved the Name Change Amendment by written consent, in lieu of a special meeting of the stockholders.

The Board of Directors of the Company and the Majority Stockholders believe that it is advisable and in the Company’s best interests to authorize and approve the Name Change Amendment in order to more accurately reflect changes in the Company’s business focus.  As disclosed in the Company’s Current Report on Form 8-K filed with the SEC on November 8, 2010, the Company’s new business focus is to seek investments and purchasing opportunities primarily in products and companies involved in the emerging and important market segments of clean and renewable energy, medical technology, nanotechnology, and environmentally-friendly (green) waste management.  The Company’s management and employees intend to pursue a two-pronged approach to this investment strategy, first, looking at companies and investment opportunities where management and employees already have a pre-existing relationship and successful investing track record, and, second, pursuing new opportunities in these four market segments, as well as others.

The Name Change Amendment, a copy of which is attached to this Information Statement as Exhibit A, will be filed with the Delaware Secretary of State with an expected effective date of December 29, 2010.

Increase the Authorized Common Stock

General

On November 15, 2010, the Board of Directors of the Company approved, declared it advisable and in the Company’s best interest and directed that there be submitted to the holders of a majority of the Company’s voting stock for approval, the prospective amendment to the Fourth Article of the Company’s Articles of Incorporation to increase the authorized common stock from 100,000,000 shares, par value $0.0001, to 250,000,000 shares, par value $0.0001 (the “Increase in Authorized Amendment”).  On November 15, 2010, the Majority Stockholders approved the Increase in Authorized Amendment by written consent, in lieu of a special meeting of the stockholders.

Reasons for the Increase in Authorized Amendment

Currently, the Company is authorized to issue 100,000,000 shares of Common Stock.  Of the 100,000,000 shares of Common Stock authorized, as of the Record Date, there were 11,125,000 shares of Common Stock issued and outstanding and no shares of Common Stock reserved for issuance upon the exercise of outstanding options, including, without limitation, the benefit plans of the Company.  Consequently, the Company has approximately 88,875,000 shares of Common Stock available for general corporate purposes.  On November 4, 2010, the Company entered into a Securities Purchase Agreement with Rockland Group, LLC, our majority shareholder and an entity controlled by one our Directors, Mr. Harry Pond (the “Purchase Agreement”).  Under the Purchase Agreement, Rockland Group agreed to purchase Two Million (2,000,000) Shares of a yet to be created series of preferred stock of the Company.  Once the preferred shares are created, the Two Million (2,000,000) shares of the series of convertible preferred stock will be convertible into Two Million (2,000,000) shares of our common stock and have voting rights equal to 50,000,000 shares of our common stock.  Additionally, if the Company’s Board of Directors elects to effectuate a forward stock split of the Company’s common stock, the current 11,125,000 could be exchanged for up to 55,625,000 shares of our common stock.

As a general matter, the Board of Directors does not believe the currently available number of unissued shares of Common Stock is an adequate number of shares to assure that there will be sufficient shares available for issuance in connection with possible future acquisitions, equity and equity-based financings, possible future awards under employee benefit plans, stock dividends, stock splits, and other corporate purposes.  Therefore, the Board of Directors and Majority Stockholders approved the increase in authorized shares of Common Stock as a means of providing the Company with the flexibility to act with respect to the issuance of Common Stock or securities exercisable for, or convertible into, Common Stock in circumstances which they believe will advance the interests of the Company and its stockholders without the delay of seeking an amendment to the Certificate of Incorporation at that time.

The Board of Directors is considering, and will continue to consider, various financing options, including the issuance of Common Stock or securities convertible into Common Stock from time to time to raise additional capital necessary to support future growth of the Company.  As a result of the Increase in Authorized Amendment, the Board of Directors will have more flexibility to pursue opportunities to engage in possible future capital market transactions involving Common Stock or securities convertible into Common Stock, including, without limitation, public offerings or private placements of such Common Stock or securities convertible into Common Stock.

In addition, the Company’s growth strategy may include the pursuit of selective acquisitions to execute its business plan.  The Company could also use the additional Common Stock for potential strategic transactions, including, among other things, acquisitions, spin-offs, strategic partnerships, joint ventures, restructurings, divestitures, business combinations and investments.

Ability of the Board to Issue Stock; Certain Issuances Requiring Shareholder Approval

The additional shares of Common Stock authorized by the Increase in Authorized Amendment may be issued for any proper purpose from time to time upon authorization by the Board of Directors, without further approval by the stockholders unless required by applicable law, rule or regulation, including, without limitation, rules of any trading market that the Company’s Common Stock may trade on at that time.  Shares may be issued for such consideration as the Board of Directors may determine and as may be permitted by applicable law.

Interest of the Directors and Officers of the Company in the Increase in Authorized Amendment

The current officers and directors of the Company and the officers and directors of the Company when the Increase in Authorized Amendment was approved by the Board of Directors do not have any substantial interest, direct or indirect, in the approval of the Increase in Authorized Amendment, other than as stockholders of the Company.

Effects of the Increase in Authorized Amendment

The increase in authorized shares of Common Stock was not approved as a means of preventing or dissuading a change in control or takeover of the Company.  However, use of these shares for such a purpose is possible.  Authorized but unissued or unreserved shares of Common Stock, for example, could be issued in an effort to dilute the stock ownership and voting power of persons seeking to obtain control of the Company or could be issued to purchasers who would support the Board of Directors in opposing a takeover proposal.  In addition, the increase in authorized shares of Common Stock may have the effect of discouraging a challenge for control or make it less likely that such a challenge, if attempted, would be successful.  The Board of Directors and executive officers of the Company have no knowledge of any current effort to obtain control of the Company or to accumulate large amounts of Common Stock.

The holders of Common Stock are not entitled to preemptive rights with respect to the issuance of additional Common Stock or securities convertible into or exercisable for Common Stock.  Accordingly, the issuance of additional shares of Common Stock or such other securities might dilute the ownership and voting rights of stockholders.

The holders of Common Stock will not realize any dilution in their percentage of ownership of our company or their voting rights as a result of the increase.  However, issuances of significant numbers of additional shares of Common Stock in the future (i) will dilute stockholders’ percentage ownership of our company and (ii) if such shares are issued at prices below what current stockholders paid for their shares, may dilute the value of current stockholders’ shares.

The Increase in Authorized Amendment does not change the terms of the Common Stock.  The additional Common Stock for which authorization is sought will have the same voting rights and liquidation rights, the same rights to dividends and distributions and will be identical in all other respects to the Common Stock now authorized.

The Increase in Authorized Amendment, a copy of which is attached to this Information Statement as Exhibit A, will be filed with the Delaware Secretary of State with an expected effective date of December 29, 2010.

ACTION THREE
ADOPTION OF FIRST AMENDED AND RESTATED
ARTICLES OF INCORPORATION

On November 15, 2010, the Board of Directors approved, declared it advisable and in the Company’s best interests and directed that there be submitted to the holders of a majority of the Company’s voting stock for action by written consent the Restated Articles of Incorporation of I-Web Media, Inc. (the “Restated Articles”).  On November 15, 2010, the Restated Articles were approved by written consent of a majority of the Company’s voting stock. Following the initial filing of the Company’s original Articles of Incorporation, the Company is filing the amendments discussed herein.

In order to simplify the Company’s Articles of Incorporation and the various subsequent amendments, the Board of Directors believes it in the Company’s best interest to consolidate the original Articles of Incorporation and the subsequent amendments into the Restated Articles.  The adoption and filing of the Restated Articles will not have any material impact on our shareholders, other than to simplify and consolidate all the current articles of our Articles of Incorporation into one document.

The Restated Articles, a copy of which is attached to this Information Statement as Exhibit B, will be filed with the Delaware Secretary of State with an expected effective date of December 29, 2010.

ACTION FOUR
ADOPTION OF FIRST AMENDED AND RESTATED
BYLAWS

On November 15, 2010, the Board of Directors approved, declared it advisable and in the Company’s best interests and directed that there be submitted to the holders of a majority of the Company’s voting stock for action by written consent the First Amended and Restated Bylaws of I-Web Media, Inc. (the “Restated Bylaws”).  On November 15, 2010, the Restated Bylaws were approved by written consent of a majority of the Company’s voting stock.

In order to clarify the Company’s Bylaws, the Board of Directors believes it in the Company’s best interest to amend and restate the original Bylaws.  The adoption of the Restated Bylaws is not anticipated to have any material impact on our shareholders, other than to simplify the current Bylaws.  However, for clarification purposes, the following are the primary changes between the original Bylaws and the Restated Bylaws, as well as the possible impact on the Company’s shareholders:

o
Under the original Bylaws the annual meeting of shareholders is to be held on a day during the first six months of the year.  In the Restated Bylaws the date for the meeting is set as May 15th, or a date within sixty days of that date.  This change should not have a material impact on the Company’s shareholders.

o
Under the original Bylaws a special meeting of stockholders could be called by a majority of the stockholders entitled to vote.  Under the Restated Bylaws stockholders holding at least 10% of the Company’s stock entitled to vote at a meeting may call a special meeting of stockholders.  The impact on the shareholders is that with the lower percentage of shareholders able to call for a special meeting of shareholders, there is a chance of more shareholder meetings being called.  It is anticipated this would provide more protection for minority shareholders by allowing them to call for a special meeting without having a majority of the Company’s common stock.

o
Under the original Bylaws the record date for an annual meeting of shareholders must be not more than 45 days prior to the annual meeting.  Under the Restated Bylaws the record date must be not more than 60 days or less than 10 days from the annual meeting date.  This change should not have a material impact on the Company’s shareholders.

o
Under the original Bylaws proxies signed by shareholders could not be voted on or after three years from the date of the proxy, unless it provides for a longer period.  Under the Restated Bylaws proxies signed by shareholders are only valid for 11 months unless a longer period is provided for in the proxy.  There is an impact on proxies with no end date as they will expire in 11 months rather than three years.  The Company does not believe the change will have a material impact on the Company’s shareholders since a shareholder can grant a proxy for any period as long as the period is specified in the proxy.

o
Under the original Bylaws the holders of 30% of the Company’s issued and outstanding stock was sufficient to constitute a quorum for all meeting of stockholders.  Under the Restated Bylaws a majority of the Company’s issued and outstanding stock must be present, in person or by proxy, to constitute a quorum.  This change is not expected to have a material impact on the Company’s shareholders, but will ensure that no meetings occur unless more than 50% of the shareholders are represented.

o
Under the original Bylaws the Company did not have a minimum or maximum number of directors.  Under the Restated Bylaws the Company will have between one and seven directors.  There is no material impact on the shareholders from this change.

o
Under the original Bylaws a special meeting of the directors may be called by the Company’s president on two days notice in writing or one days notice by telegram.  Under the Restated Bylaws the notice period is four days if by mail and two days if by personal delivery, telephone or facsimile.  There is no material impact to the shareholders from this change.

The Restated Bylaws, a copy of which is attached to this Information Statement as Exhibit C, will be effective on or about December 29, 2010.

ACTION FIVE
CHANGE IN FISCAL YEAR

On November 15, 2010, the Board of Directors of the Company approved, declared it advisable and in the Company’s best interest, and directed that there be submitted to the holders of a majority of the Company’s common stock for approval, a change in the Company’s fiscal year end from March 31st to December 31st (the “Change in Fiscal Year”). On November 15, 2010, the Majority Stockholders approved the Change in Fiscal Year by written consent, in lieu of a special meeting of the stockholders.

The Board of Directors of the Company and the Majority Stockholders believe that it is advisable and in the Company’s best interests to authorize and approve the Change in Fiscal Year in order to allow for better reporting of the Company’s future investments and acquisitions since many of those target companies will have a fiscal year end of December 31st.

The Change in Fiscal Year will be effective on or about December 29, 2010.

ACTION SIX
PROSPECTIVE FORWARD STOCK SPLIT

General

On November 15, 2010, the Board of Directors of the Company approved, declared it advisable and in the Company’s best interest, and directed that there be submitted to the holders of a majority of the Company’s common stock for approval, to grant authority to the Board of Directors to effect a forward split of the Company’s Common Stock if the Board of Directors, in its sole discretion, deems it in the best interests of the Company (the “Forward Stock Split”).  The exact ratio of the Forward Stock Split shall be determined by the Board at a later time and at anytime until the next meeting of the Company’s shareholders which are entitled to vote on such actions and shall be limited to one of the following fractional Forward Split ratios (each a “Forward Ratio”): (i) 2-for-1 Forward Split; (ii) 3-for-1 Forward Split; (iii) 4-for-1 Forward Split;  or (iv) 5-for-1 Forward Split.  In the event the Board of Directors effects a Forward Split, the total number of authorized shares will remain unchanged.  On November 15, 2010, the Majority Stockholders approved the Forward Stock Split by written consent, in lieu of a special meeting of the stockholders.

Effects of Forward Split

Following the effectiveness, if any, of a Forward Split, current shareholders shall be issued more shares of Common Stock, with such number of shares dependent on the Forward Ratio approved by the Board of Directors.  For example, if the Board approves of a 3-for-1 Forward Split, a shareholder owning 100 shares of Common Stock prior to such Forward Split would hold 300 shares of Common Stock following such Forward Split. THE HIGHER THE FORWARD RATIO (5-FOR-1 BEING HIGHER THAN 2-FOR-1 FOR EXAMPLE), THE GREATER THE INCREASE OF RELATED SHARES EACH EXISTING SHAREHOLDER, POST FORWARD SPLIT, WILL EXPERIENCE.

In deciding whether to implement the Forward Split and in determining the Forward Ratio to be used, the Board of Directors will consider, among other things, (i) the potential impact and anticipated benefits for the Company, (ii) the market price of the  Common Stock at such time, (iii) the number of shares that will be outstanding after the Forward Split, (iv) the shareholders’ equity at such time, (v) the shares of Common Stock available for issuance in the future, (vi) the liquidity of the Common Stock in the market, and (vii) the nature of the Company’s operations.  The Board of Directors shall maintain the right to elect not to proceed with the Forward Split if it determines, in its sole discretion, that this proposal is no longer in the best interests of the Company.

Purposes of the Forward Split

The Board of Directors believes that the Company’s outstanding shares may need to be increased in order to increase the number of outstanding shares of the Company’s Common Stock (as further described below) and facilitate higher levels of individual stock ownership where individual investors may not be able to afford or be amenable to higher stock prices.  In the event the Board of Directors elects to effect a Forward Split, it is intention of the Company (i) to allow for additional shares to be available for issuance for general corporate purposes, including, but not limited to, public or private offerings, conversions of convertible securities, issuance of options pursuant to employee stock option plans, acquisition transactions and other general corporate purposes, and (ii) to allow for a potential increase the shareholders’ value by increasing the marketability and liquidity of the Common Stock.

The purpose of seeking shareholder approval of a range of exchange ratios (rather than a fixed exchange ratio) is to provide the Board of Directors with the flexibility to achieve the desired results of the Forward Split.  Following the approval of this corporate action, the Board of Directors will effect a Forward Split only upon the Board’s determination that a Forward Split would be in the best interests of the Company at that time.  If the Board of Directors were to effect a Forward Split, the Board would set the timing for such a split and select the specific ratio as set forth herein.  No further action on the part of shareholders will be required to either implement or abandon the Forward Split.  If the Board of Directors determines to implement the Forward Split, we would communicate to the public, prior to the effective date of the Forward Split, additional details regarding the Forward Split, including the Forward Ratio the Board selects.  If the Board of Directors does not implement the Forward Split by December 31, 2015, the authority granted in this proposal to implement the Forward Split will terminate.

Common Stock

After the effective date of the Forward Split, each of the Company common stockholders will own more shares of the Company’s Common Stock, but the per-share value of these shares may decrease proportionately. The Forward Split would not change the number of authorized shares of Common Stock designated by the Company’s Articles of Incorporation.  Following the Effective Date of a Forward Split and the above amendments to the Company’s Articles of Incorporation, it will have authorized 270,000,000 shares of stock authorized, including 250,000,000 shares of Common Stock and 20,000,000 shares of Preferred Stock. Thus, following a Forward Split, because the number of issued and outstanding shares of Common Stock would increase, the number of shares remaining available for issuance under the Company’s Articles of Incorporation would effectively decrease.

All outstanding options and warrants to purchase shares of the Company’s Common Stock, including any held by the Company’s officers and directors, would be adjusted as a result of the Forward Split.  In particular, the number of shares issuable upon the exercise of each instrument would be increased, and the exercise price per share, if applicable, would be decreased, in accordance with the terms of each instrument and based on the Forward Ratio.

The below charts outline the capital structure following the increase in the Company’s authorized stock as described in Corporate Action No. 2 herein and prior to and immediately following a possible Forward Split, with each individual possible Forward Ratio accounted for.  Note the number of shares disclosed as “Issued and Outstanding” in the below charts account for the number of shares issued and outstanding as of the Record Date.

	Number of shares of Common Stock before 2:1 Forward Split	Number of shares of Common Stock after 2:1 Forward Split
Authorized	250,000,000	250,000,000
Issued and Outstanding	11,125,000	22,250,000
Reserved for Issuance	0	0
Authorized but Unissued	238,875,000	227,750,000

	Number of shares of Common Stock before 3:1 Forward Split	Number of shares of Common Stock after 3:1 Forward Split
Authorized	250,000,000	250,000,000
Issued and Outstanding	11,125,000	33,375,000
Reserved for Issuance	0	0
Authorized but Unissued	238,875,000	216,625,000

	Number of shares of Common Stock before 4:1 Forward Split	Number of shares of Common Stock after 4:1 Forward Split
Authorized	250,000,000	250,000,000
Issued and Outstanding	11,125,000	44,500,000
Reserved for Issuance	0	0
Authorized but Unissued	238,875,000	205,500,000

	Number of shares of Common Stock before 5:1 Forward Split	Number of shares of Common Stock after 5:1 Forward Split
Authorized	250,000,000	250,000,000
Issued and Outstanding	11,125,000	55,625,000
Reserved for Issuance	0	0
Authorized but Unissued	238,875,000	194,375,000

Fractional Shares

No fractional shares of the Company’s Common Stock will be issued as a result of the Forward Split since the approved Forward Ratios would not result in any fractional shares.

Potential Risks of a Forward Split

The effect of any Forward Split on the market price for the Company’s Common Stock cannot be predicted, and the performance history of similar stock splits for companies in like circumstances is varied.  There can be no assurance that the Company’s Common Stock will continue to trade at least in proportion to the increase in the number of outstanding shares resulting from the Forward Split or that the market price of the post-split Common Stock can be maintained.  The market price of the Company’s Common Stock will also be based on its financial performance, market conditions, the market perception of its future prospects and the Company’s industry as a whole, as well as other factors, many of which are unrelated to the number of shares outstanding.

No Dissenters Rights

In connection with the approval of the Forward Split, shareholders of the Company will not have a right to dissent and obtain payment for their shares under the Delaware Corporations Code, the Articles of Incorporation or Bylaws.

Accounting Matters

The Forward Split will not affect the par value of the Company’s Common Stock.  As a result, on the effective date of any Forward Split approved by the Company’s Board of Directors, the stated capital on the Company’s balance sheet attributable to Common Stock would be reduced from then current amount by a fraction that equals the Forward Split Ratio, and the additional paid-in capital account would be credited with the amount by which the stated capital is reduced.  The per share net income or loss and net book value per share will be decreased because there will be more shares issued and outstanding.

Increase of Shares of Common Stock Available for Future Issuance

As a result of any Forward Split, there will be an increase in the number of shares of Common Stock issued and outstanding and an associated decrease in the number of authorized shares that would be unissued and available for future issuance after any Forward Split.  After any Forward Split the shares of Company’s common stock available to be used for any proper corporate purpose approved by the Board of Directors, including, among other purposes, future financing transactions and acquisitions, would be decreased.  However, the Company does not currently have any plans, proposals, or arrangements, written or otherwise, to issue the additional authorized shares of Common Stock for any purpose, including future financing transactions and acquisitions.

Potential Anti-Takeover Effects of a Forward Split

The implementation of a Forward Split would have the effect of decreasing the proportion of unissued authorized shares to issued shares.  Under certain circumstances this may have an anti-takeover effect.  By having less unissued shares there would be less shares available for purchase in a hostile takeover attempt, which could delay or prevent a change of control or changes in or removal of the Board of Directors.  For example, without further stockholder approval, the Board of Directors could issue and sell shares, thereby preventing the purchase of those shares by a person seeking to effect a change in the composition of our Board of Directors or to propose or complete a tender offer or business combination involving us and potentially strategically placing shares with purchasers who would oppose such a change in the Board of Directors or such a transaction.

In addition, the Delaware General Corporation Law prohibits certain mergers, consolidations, sales of assets or similar transactions between a corporation on the one hand and another company which is, or is an affiliate of, a beneficial holder of 15% or more of that corporation’s voting power (defined as an “Interested Stockholder”) for three years after the acquisition of the voting power, unless the acquisition of the voting power was approved beforehand by the corporation’s board of directors or the transaction is approved by a majority of such corporation’s shareholders (excluding the Interested Stockholder).  These provisions prohibiting Interested Stockholder transactions could also preserve management’s control of the Company.

Although a decreased proportion of unissued authorized shares to issued shares could, under certain circumstances, have a potential anti-takeover effect, any authorized Forward Split hereunder is not in response to any effort of which we are aware to accumulate the shares of our Common Stock or obtain control of the Company.  There are no plans or proposals to adopt other provisions or enter into other arrangements that may have material anti-takeover consequences.

Tax Consequences to Common Shareholders

The following discussion sets forth the material United States federal income tax consequences that the Company’s management believes will apply with respect to the Company and the shareholders of the Company who are United States holders at the effective time of the Forward Split.  This discussion does not address the tax consequences of transactions effectuated prior to or after the Forward Split, including, without limitation, the tax consequences of the exercise of options, warrants or similar rights to purchase stock.  For this purpose, a United States holder is a shareholder that is: (i) a citizen or resident of the United States, (ii) a domestic corporation, (iii) an estate whose income is subject to United States federal income tax regardless of its source, or (iv) a trust if a United States court can exercise primary supervision over the trust’s administration and one or more United States persons are authorized to control all substantial decisions of the trust.  This discussion does not describe all of the tax consequences that may be relevant to a holder in light of his particular circumstances or to holders subject to special rules (such as dealers in securities, financial institutions, insurance companies, tax-exempt organizations, foreign individuals and entities and persons who acquired their Common Stock as compensation).  In addition, this summary is limited to shareholders who hold their Common Stock as capital assets.  This discussion also does not address any tax consequences arising under the laws of any state, local, or foreign jurisdiction.  Accordingly, each shareholder is strongly urged to consult with a tax adviser to determine the particular federal, state, local or foreign income or other tax consequences to such shareholder related to any Forward Split.

No gain or loss should be recognized by a shareholder upon his or her exchange of pre-Forward Split shares for post-Forward Split shares except for those associated with any additional shares the shareholder receives due to any forward split threshold. The aggregate tax basis of the post-Forward Split shares received in the Forward Split will be the same as the shareholder’s aggregate tax basis in the pre-Forward Split shares. The shareholder’s holding period for the post-Forward Split shares will include the period during which the shareholder held the pre-Forward Split shares surrendered in the Forward Split.

THIS SUMMARY IS NOT INTENDED AS TAX ADVICE TO ANY PARTICULAR PERSON.  IN PARTICULAR, AND WITHOUT LIMITING THE FOREGOING, THIS SUMMARY ASSUMES THAT THE SHARES OF COMMON STOCK ARE HELD AS “CAPITAL ASSETS” AS DEFINED IN THE CODE, AND DOES NOT CONSIDER THE FEDERAL INCOME TAX CONSEQUENCES TO THE COMPANY’S STOCKHOLDERS IN LIGHT OF THEIR INDIVIDUAL INVESTMENT CIRCUMSTANCES OR TO HOLDERS WHO MAY BE SUBJECT TO SPECIAL TREATMENT UNDER THE FEDERAL INCOME TAX LAWS (SUCH AS DEALERS IN SECURITIES, INSURANCE COMPANIES, FOREIGN INDIVIDUALS AND ENTITIES, FINANCIAL INSTITUTIONS AND TAX EXEMPT ENTITIES). IN ADDITION, THIS SUMMARY DOES NOT ADDRESS ANY CONSEQUENCES OF ANY FORWARD SPLIT UNDER ANY STATE, LOCAL OR FOREIGN TAX LAWS.  THE STATE AND LOCAL TAX CONSEQUENCES OF ANY FORWARD SPLIT MAY VARY AS TO EACH STOCKHOLDER DEPENDING ON THE STATE IN WHICH SUCH STOCKHOLDER RESIDES.

AS A RESULT, IT IS THE RESPONSIBILITY OF EACH STOCKHOLDER TO OBTAIN AND RELY ON ADVICE FROM HIS, HER OR ITS TAX ADVISOR AS TO, BUT NOT LIMITED TO, THE FOLLOWING: (A) THE EFFECT ON HIS, HER OR ITS TAX SITUATION OF ANY FORWARD SPLIT, INCLUDING, BUT NOT LIMITED TO, THE APPLICATION AND EFFECT OF STATE, LOCAL AND FOREIGN INCOME AND OTHER TAX LAWS; (B) THE EFFECT OF POSSIBLE FUTURE LEGISLATION OR REGULATIONS; AND (C) THE REPORTING OF INFORMATION REQUIRED IN CONNECTION WITH ANY FORWARD SPLIT ON HIS, HER OR ITS OWN TAX RETURNS. IT WILL BE THE RESPONSIBILITY OF EACH STOCKHOLDER TO PREPARE AND FILE ALL APPROPRIATE FEDERAL, STATE, LOCAL, AND, IF APPLICABLE, FOREIGN TAX RETURNS.

Tax Consequences for the Company

The Company should not recognize any gain or loss as a result of the Forward Split.

Share Certificates

In the event the Board of Directors affects any Forward Split, the Company will provide further information to its shareholders regarding their share certificates.

OTHER INFORMATION

Information Required by Item 13(a) of Schedule 14A

This information is incorporated by reference from the Company’s (i) Quarterly Report on Form 10-Q for the quarter ended September 30, 2010, filed with the Commission on November 2, 2010, and (ii) Quarterly Report on Form 10-Q/A for the quarter ended June 30, 2010, filed with the Commission on November 2, 2010.

Security Ownership of Certain Beneficial Owners and Management

The following table sets forth, as of the Record Date, certain information with respect to the Company’s equity securities owned of record or beneficially by (i) each Officer and Director of the Company; (ii) each person who owns beneficially more than 5% of each class of the Company’s outstanding equity securities; and (iii) all Directors and Executive Officers as a group.

Title of Class	Name and Address of Beneficial Owner (2)	Nature of Beneficial Ownership	Amount		Percent of Class (1)

Common Stock	Harry Pond (3)	Director	10,000,000	(4)	89.9%
Common Stock	Anthony Turnbull (5)	Director	10,000		<1%
Common Stock	James F. Groelinger (3)	Chief Executive Officer	0		0%
Common Stock	Frederick Larcombe (3)	CFO and Secretary	0		0%
Common Stock	Wayne LeBlanc (3)	Sr. Managing Dir. Bus. Development	0		0%
Common Stock	All Directors and Officers As a Group (5 persons)		10,010,000	(4)	89.9%

(1)
Based on 11,125,000 shares outstanding as of November 15, 2010.  Shares of common stock subject to options or warrants currently exercisable, or exercisable within 60 days, are deemed outstanding for purposes of computing the percentage of the person holding such options or warrants, but are not deemed outstanding for the purposes of computing the percentage of any other person.

(2)	Unless indicated otherwise, the address of the shareholder is c/o I-Web Media, Inc., 706 Hillcrest Drive, Richmond, Texas 77469.

(3)	Indicates an officer and/or director of the Company

(4)	Includes shares held in the name of Rockland Group, LLC, an entity controlled by Mr. Pond.

(5)	Mr. Turnbull has submitted his resignation, effective upon appointment of the Director-nominees named herein.

The Company is not aware of any person who owns of record, or is known to own beneficially, five percent or more of the outstanding securities of any class of the issuer, other than as set forth above.  There are no classes of stock other than common stock issued or outstanding.

Change in Control

On October 28, 2010, one of the Company’s affiliate-shareholders, namely, Kenneth S. Barton, the Company’s President and Chief Executive Officer, a Director, and a 10%+ shareholder, entered into an Agreement to Purchase Common Stock with Rockland Group, LLC (“Rockland Group”), under which Rockland Group agreed to purchase an aggregate of 10,000,000 shares of the Company’s common stock from this shareholder.  These shares represent approximately 90% of the Company’s outstanding common stock.  The transaction closed November 3, 2010.

Transactions with Related Persons, Promoters and Certain Control Persons

On November 4, 2010, the Company entered into a Securities Purchase Agreement with Rockland Group, LLC, an entity controlled by Harry Pond, one of our Directors, under which Rockland Group agreed to purchase Two Million (2,000,000) Shares of a yet to be created series of preferred stock of the Company in exchange for $100,000.  Under the terms of the Purchase Agreement the Company is obligated to create a new class of preferred stock entitled the Series A Convertible Preferred Stock with the following rights and preferences: (i) dividend rights equal to the dividend rights of the Company’s common stock; (ii) liquidation preference over the Company’s common stock; (iii) each share of Series A Convertible Preferred Stock will be convertible into one share of the Company’s common stock; (iv) no redemption rights; (v) no call rights by the Company; (vi) each share of Series A Convertible Preferred stock will have twenty five (25) votes on all matters validly brought to the Company’s common stockholders for approval; and (vii) mandatory approval by a majority of the Series A Convertible Preferred stockholders for certain change of control transactions by the Company.  The other rights and preferences will be determined by the Company’s Board of Directors.  The Company will not be issuing the shares under the Purchase Agreement until after the class of Series A Convertible Preferred Stock has been created with the State of Delaware.

Compliance with Section 16(a) of the Securities Exchange Act of 1934

Section 16(a) of the Securities Exchange Act of 1934 requires the Company’s directors and executive officers and persons who own more than ten percent of a registered class of the Company’s equity securities to file with the SEC initial reports of ownership and reports of changes in ownership of common stock and other equity securities of the Company.  Officers, directors and greater than ten percent shareholders are required by SEC regulations to furnish the Company with copies of all Section 16(a) forms they file.

During the most recent fiscal year, to the Company’s knowledge, the following delinquencies occurred:

Name	No. of Late Reports	No. of Transactions Reported Late	No. of Failures to File
Harry Pond	0	0	0
James F. Groelinger	0	0	0
Frederick Larcombe	0	0	0
Wayne LeBlanc	0	0	0
Anthony Turnbull	0	0	2

Board Meetings and Committees

During the 2010 fiscal year to date, the Board of Directors met on a regular basis and took written action on numerous other occasions.  All the members of the Board attended the meetings.  The written actions were by unanimous consent.

Code of Ethics

We have not adopted a written code of ethics, primarily because we believe and understand that our officers and directors adhere to and follow ethical standards without the necessity of a written policy.

Audit Committee

The Company does not currently have an audit committee.

Compensation Committee

The Company does not currently have a compensation committee.

Executive Compensation

The following tables set forth certain information about compensation paid, earned or accrued for services by (i) the Company’s Chief Executive Officer and (ii) all other executive officers who earned in excess of $100,000 in the period from our inception (April 29, 2010) to September 30, 2010 (“Named Executive Officers”):

Name and Principal Position	Year	Salary ($)	Bonus ($)	Stock Awards ($)	Option Awards ($)	Non-Equity Incentive Plan Compensation ($)	Nonqualified Deferred Compensation ($)	All Other Compensation ($)	Total ($)

James F. Groelinger	2010	-	-	-	-	-	-	-	-
CEO

Frederick Larcombe	2010	-	-	-	-	-	-	-	-
Secretary and CFO

Wayne LeBlanc	2010	-	-	-	-	-	-	-	-
Sr. Managing Dir. Bus. Dev.

Employment Contracts

We currently do not have written employment agreements with our executive officers.

Director Compensation

The following table sets forth director compensation as of for fiscal year 2010 through September 30, 2010:

Name	Fees Earned or Paid in Cash ($)	Stock Awards ($)	Option Awards ($)	Non-Equity Incentive Plan Compensation ($)	Nonqualified Deferred Compensation Earnings ($)	All Other Compensation ($)	Total ($)

Harry Pond	-0-	-0-	-0-	-0-	-0-	-0-	-0-

Anthony Turnbull (1)	-0-	-0-	-0-	-0-	-0-	-0-	-0-

(1)	Mr. Turnbull has submitted his resignation, effective upon appointment of the Director-nominees named herein.

Outstanding Equity Awards at Fiscal Year-End

The following table sets forth certain information concerning outstanding stock awards held by the Named Executive Officers for partial fiscal year 2010 (from inception on April 29, 2010 through September 30, 2010):

	Option Awards					Stock Awards
Name	Number of Securities Underlying Unexercised Options (#) Exercisable	Number of Securities Underlying Unexercised Options (#) Unexercisable	Equity Incentive Plan Awards: Number of Securities Underlying Unexercised Unearned Options (#)	Option Exercise Price ($)	Option Expiration Date	Number of Shares or Units of Stock That Have Not Vested (#)	Market Value of Shares or Units of Stock That Have Not Vested ($)	Equity Incentive Plan Awards: Number of Unearned Shares, Units or Other Rights That Have Not Vested (#)	Equity Incentive Plan Awards: Market or Payout Value of Unearned Shares, Units or Other Rights That Have Not Vested ($)

James F. Groelinger	-0-	-0-	-0-	N/A	N/A	-0-	-0-	-0-	-0-

Frederick Larcombe	-0-	-0-	-0-	N/A	N/A	-0-	-0-	-0-	-0-

Wayne LeBlanc	-0-	-0-	-0-	N/A	N/A	-0-	-0-	-0-	-0-

By order of the Board of Directors

/s/ James F. Groelinger
James F. Groelinger, Chief Executive Officer

December 7, 2010
Mahwah, New Jersey

Exhibit A

STATE OF DELAWARE
CERTIFICATE OF AMENDMENT
OF
CERTIFICATE OF INCORPORATION
OF
I-WEB MEDIA, INC.

I-WEB MEDIA, INC. (the “Corporation”) a corporation organized and existing under and by virtue of the General Corporation Law of the State of Delaware, DOES HEREBY CERTIFY:

FIRST:  Pursuant to Unanimous Written Consent of the Board of Directors of the Corporation on November 15, 2010, the following amendment to the Certificate of Incorporation of the Corporation was approved:

Article “One” of the Certificate of Incorporation is amended to read in its entirety as follows:

“The name of the Corporation shall be: “Heartland Bridge Capital, Inc.”

Article “Fourth” of the Certificate of Incorporation is amended to read in its entirety as follows:

“This Corporation is authorized to issue two classes of shares of stock to be designated as “Common Stock” and “Preferred Stock”.  The total number of shares of Common Stock which this Corporation is authorized to issue is Two Hundred Fifty Million (250,000,000) shares, par value $0.0001.  The total number of shares of Preferred Stock which this Corporation is authorized to issue is Twenty Million (20,000,000) shares, par value $0.0001.

The shares of Preferred Stock may be issued from time to time in one or more series.  The Board of Directors of the Corporation (the “Board of Directors”) is expressly authorized to provide for the issue of all or any of the shares of the Preferred Stock in one or more series, and to fix the number of shares and to determine or alter for each such series, such voting powers, full or limited, or no voting powers, and such designations, preferences, and relative, participating, optional, or other rights and such qualifications, limitations, or restrictions thereof, as shall be stated and expressed in the resolution or resolutions adopted by the Board of Directors providing for the issue of such shares (a “Preferred Stock Designation”) and as may be permitted by the General Corporation Law of the State of Delaware.  The Board of Directors is also expressly authorized to increase or decrease (but not below the number of shares of such series then outstanding) the number of shares of any series subsequent to the issue of shares of that series.  In case the number of shares of any such series shall be so decreased, the shares constituting such decrease shall resume the status that they had prior to the adoption of the resolution originally fixing the number of shares of such series.  The Board of Directors also has express authority over any wholly unissued shares.”

SECOND:  That the foregoing amendment has been consented to and authorized by the holders of a majority of the issued and outstanding stock entitled to vote by written consent in lieu of meeting in accordance with Section 228 of the General Corporation Law of the State of Delaware.

THIRD:  That the aforesaid amendment was duly adopted in accordance with the applicable provisions of Section 242 of the General Corporation Law of the State of Delaware.

FOURTH:  This Certificate of Amendment shall be effective as of December 29, 2010.

IN WITNESS WHEREOF, said Corporation has caused this certificate to be signed this 7th day of December, 2010.

By:	/s/ James F. Groelinger
James F. Groelinger,
Chief Executive Officer

Exhibit B

STATE OF DELAWARE
RESTATED
 CERTIFICATE OF INCORPORATION
OF
HEARTLAND BRIDGE CAPITAL, INC.
(a Delaware corporation)

The following Restated Certificate of Incorporation of Heartland Bridge Capital, Inc., (i) restates the provisions of the Certificate of Incorporation of Heartland Bridge Capital, Inc., originally filed with the Secretary of State of the State of Delaware on April 29, 2010, and (ii) supercedes the original Certificate of Incorporation and all prior amendments and restatements thereto in their entirety.

ARTICLE I

The name of this corporation is Heartland Bridge Capital, Inc.

ARTICLE II

The address of its registered agent in the State of Delaware is 1201 Orange Street, Suite 600, in the City of Wilmington, County of New Castle, 19899.  The name of its registered agent at such address is InCorp. Services, Inc.

ARTICLE III

The purpose of the corporation is to engage in any lawful act or activity for which a corporation may be organized under the General Corporation Law of the State of Delaware.

ARTICLE IV

This corporation is authorized to issue two classes of shares of stock to be designated as “Common Stock” and “Preferred Stock”.  The total number of shares of Common Stock which this corporation is authorized to issue is Two Hundred Fifty Million (250,000,000) shares, par value $0.0001.  The total number of shares of Preferred Stock which this corporation is authorized to issue is Twenty Million (20,000,000) shares, par value $0.0001.

The shares of Preferred Stock may be issued from time to time in one or more series.  The Board of Directors of the corporation (the “Board of Directors”) is expressly authorized to provide for the issue of all or any of the shares of the Preferred Stock in one or more series, and to fix the number of shares and to determine or alter for each such series, such voting powers, full or limited, or no voting powers, and such designations, preferences, and relative, participating, optional, or other rights and such qualifications, limitations, or restrictions thereof, as shall be stated and expressed in the resolution or resolutions adopted by the Board of Directors providing for the issue of such shares (a “Preferred Stock Designation”) and as may be permitted by the General Corporation Law of the State of Delaware.  The Board of Directors is also expressly authorized to increase or decrease (but not below the number of shares of such series then outstanding) the number of shares of any series subsequent to the issue of shares of that series.  In case the number of shares of any such series shall be so decreased, the shares constituting such decrease shall resume the status that they had prior to the adoption of the resolution originally fixing the number of shares of such series.  The Board of Directors also has express authority over any wholly unissued shares.

ARTICLE V

The incorporator shall have the powers afforded the same under Title 8, Section 107, of the General Corporation Law of the State of Delaware.

ARTICLE VI

This corporation shall have perpetual existence.

ARTICLE VII

The personal liability of the directors of the corporation is hereby eliminated to the fullest extent permitted by paragraph (7) of subsection (b) of Section 102 of the General Corporation Law of the State of Delaware, as the same may be amended and supplemented.

ARTICLE VIII

The Corporation shall, to the fullest extent permitted by Section 145 of the General Corporation Law of the State of Delaware, as the same may be amended and supplemented, indemnify any and all persons whom it shall have power to indemnify under said section from and against any and all expenses, liabilities, or other matters referred to in or covered by said section.

ARTICLE IX

From time to time, any of the provisions of this Certificate of Incorporation may be amended, altered, or repealed and other provisions, authorized by the laws of the State of Delaware at the time enforced, may be added or inserted in a manner and at the time prescribed by said laws.

ARTICLE X

The Board of Directors of the corporation is expressly authorized to make, alter or repeal the Bylaws of the corporation.

ARTICLE XI

Election of directors need not be by written ballot unless the Bylaws of the corporation shall so provide.  Meetings of the board of Directors may be held within or without the State of Delaware, as the Bylaws may provide.  The books of the corporation may be kept, subject to any provisions contained in any laws of the State of Delaware, outside the State of Delaware, at such place or places as may be designated from time to time by the Board of Directors or in the bylaws of the Corporation.

ARTICLE XII

The number of shares of the corporation outstanding and entitled to vote on this Restated Articles of Incorporation is 11,125,000 shares of common stock; that the said change(s) and the Restated Articles of Incorporation have been consented to and approved by a majority all of the stockholders of each class of stock outstanding and entitled to vote thereon.  The changes set forth herein shall be effective upon the filing of these Restated Articles of Incorporation.

This Restated Certificate of Incorporation shall be effective as of December 29, 2010.

IN WITNESS WHEREOF, said Corporation has caused this certificate to be signed this 7th day of December, 2010.

/s/ James F. Groelinger	/s/ Frederick Larcombe
James F. Groelinger	Frederick Larcombe
Chief Executive Officer	Secretary

Dated: December 7, 2010	Dated: December 7, 2010

Exhibit C

RESTATED
BYLAWS

OF

I-WEB MEDIA, INC.

a Delaware Corporation

BYLAWS
OF
I-WEB MEDIA, INC.
a Delaware Corporation

i

ii

ARTICLE VIII

AMENDMENTS TO BYLAWS		17
Section 1.	Amendment by Shareholders	17
Section 2.	Amendment by Directors	17

ARTICLE IX

MISCELLANEOUS		17
Section 1.	References to Code Sections	17
Section 2.	Effect of Shareholders Agreement	17
Section 3.	Subsidiary Corporation	17
Section 4.	Offices	17

iii

BYLAWS
OF
I-WEB MEDIA, INC.
A Delaware Corporation

ARTICLE I
DIRECTORS; MANAGEMENT

Section 1.             Powers, Standard of Care

A.           Powers:  Subject to the provisions of the General Corporation Law of Delaware (hereinafter the “Act”), and subject to any limitation in the Articles of Incorporation and the Bylaws relating to action required to be approved by the shareholders or by the outstanding shares, the business and affairs of this corporation shall be managed by and all corporate powers shall be exercised by or under the direction of the Board of Directors.

B.           Standard of Care; Liability.

i.           Each Director shall exercise such powers and otherwise perform such duties in good faith, in the manner such Director believes to be in the best interests of the corporation and its shareholders, and with such care including reasonable inquiry, using ordinary prudence, as a person in a like position would use under similar circumstances.

ii.          In performing the duties of a Director, a Director shall be entitled to rely on information, opinions, reports, or statements, including financial statements and other financial data, in which case prepared or presented by:

(a)           One or more officers or employees of the corporation whom the Director believes to be reliable and competent in the matters presented,

(b)           Counsel, independent accountants, or other persons as to matters which the Director believes to be within such person’s professional or expert competence, or

(c)           A committee of the Board upon which the Director does not serve, as to matters within its designated authority, which committee the Director believes to merit confidence, so long as in any such case, the Director acts in good faith, after reasonable inquiry when the need therefore is indicated by the circumstances and without knowledge that would cause such reliance to be unwarranted.

Section 2.             Number and Qualification of the Board.

The authorized number of Directors of the corporation shall be no less than one (1) nor more than seven (7).  This number may be changed by amendment to the Articles of Incorporation or by amendment to this Section 2 of Article I of these Bylaws, adopted by the vote or written consent of the shareholders entitled to exercise majority voting power, as provided in the Act.

1

Section 3.             Election and Term of Office of Directors.

Directors shall be elected at each annual meeting of the Shareholders to hold office until the next annual meeting.  Each Director, including a Director elected to fill a vacancy, shall hold office until the expiration of the term for which elected and until a successor has been elected and qualified.

Section 4.            Vacancies.

A.          Vacancies in the Board of Directors may be filled by a majority of the remaining Directors, though less than a quorum, or by a sole remaining Director, except that a vacancy created by the removal of a Director by the vote or written consent of the Shareholders, or by court order, may be filled only by the vote of the majority of the shares entitled to vote represented at a duly held meeting at which a quorum is present, or by the written consent of holders of the majority of the outstanding shares entitled to vote.  Each Director so elected shall hold office until the next annual meeting of the Shareholders and until a successor has been elected and qualified.

B.           A vacancy or vacancies on the Board of Directors shall be deemed to exist in the event of the death, resignation, or removal of any Director, or if the Shareholders fail, at any meeting of the Shareholders at which any Directors are elected, to elect the full number of authorized Directors.

C.           The Shareholders may elect a Director or Directors to fill any vacancy or vacancies not filled by the Directors, but any such election by written consent shall require a consent of a majority of the outstanding shares entitled to vote.

D.          Any Director may resign effective upon giving written notice to the Chairman of the Board, the President, the Secretary, or the Board of Directors, unless the notice specifies a later time for that resignation to become effective.  If the resignation of a Director is effective at a future time, the Board of Directors may elect a successor to take office when the resignation becomes effective.

E.           No reduction of the authorized number of Directors shall have the effect of removing any Director before that Director’s term of office expires.

Section 5.            Removal of Directors.

A.          The entire Board of Directors or any individual Director named may be removed from office as provided by Section 141 of the Delaware Corporations Code.  In such a case, the remaining Board Members may elect a successor Director to fill such vacancy for the remaining unexpired term of the Director so removed.

B.           No Director may be removed (unless the entire Board is removed) when the votes cast against removal or not consenting in writing to such removal would be sufficient to elect such Director if voted cumulatively at an election at which the same total number of votes were cast (or, if such action is taken by written consent, all shares entitled to vote were voted) and the entire number of Directors authorized at the time of the Directors most recent election were then being elected; and when by the provisions of Articles the holders of the shares of any class or series voting as a class or series are entitled to elect one or more Directors, any Director so elected may be removed only by the applicable vote of the holders of the shares of that class or series.

Section 6.            Place of Meetings

Regular meetings of the Board of Directors shall be held at any place within or without the State of Delaware that has been designated from time to time by resolution of the Board.  In the absence of such resolution, regular meetings shall be held at the principal executive office of the corporation.  Special meetings of the Board shall be held at any place within or without the State of Delaware that has been designated in the notice of the meeting, or, if not stated in the notice or there is no notice, at the principal executive office of the corporation.  Any meeting, regular or special, may be held by conference telephone or similar communication equipment, so long as all Directors participating in such meeting can hear one another, and all such Directors shall be deemed to have been present in person at such meeting.

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Section 7.             Annual Meetings.

Immediately following each annual meeting of Shareholders, the Board of Directors shall hold a regular meeting for the purpose of organization, the election of officers, and the transaction of other business.  Notice of this meeting shall not be required.  Minutes of any meeting of the Board, or any committee thereof, shall be maintained as required by Section 142 of the Delaware Corporations Code by the Secretary or other officer designated for that purpose.

Section 8.             Other Regular Meetings.

A.          Other regular meetings of the Board of Directors shall be held without call at such time as shall from time to time be fixed by the Board of Directors.  Such regular meetings may be held without notice, provided the time and place of such meetings has been fixed by the Board of Directors, and further provided the notice of any change in the time of such meeting shall be given to all the Directors.  Notice of a change in the determination of the time shall be given to each Director in the same manner as notice for special meetings of the Board of Directors.

B.           If said day falls upon a holiday, such meetings shall be held on the next succeeding day thereafter.

Section 9.             Special Meetings/Notices.

A.
Special meetings of the Board of Directors for any purpose or purposes may be called at any time by the Chairman of the Board or the President or any Vice President or the Secretary or any two (2) Directors.

B.           Notice of the time and place for special meetings shall be delivered personally or by telephone or by facsimile to each Director or sent by first class mail, charges prepaid, addressed to each Director at his or her address as it is shown in the records of the Corporation, or by e-mail for those Directors that have consented to receive notice by e-mail.  In case such notice is mailed, it shall be deposited in the United States mail at least four (4) days prior to the time of holding the meeting.  In case such notice is delivered personally, or by telephone or facsimile, it shall be delivered personally or by telephone or facsimile at least forty-eight (48) hours prior to the time of the holding of the meeting.  Any oral notice given personally or by telephone may be communicated to either the Director or to a person at the office of the Director who the person giving the notice has reason to believe will promptly be communicated to the Director.  The notice need not specify the purpose of the meeting, nor the place, if the meeting is to be held at the principal executive office of the Corporation.

Section 10.           Waiver of Notice.

A.           The transactions of any meeting of the Board of Directors, however called, noticed, or wherever held, shall be as valid as though had at a meeting duly held after the regular call and notice if a quorum be present and if, either before or after the meeting, each of the Directors not present signs a written waiver of notice, a consent to holding the meeting, or an approval of the minutes thereof.  Waiver of notices or consents need not specify the purpose of the meeting.  All such waivers, consents, and approvals shall be filed with the corporate records or made part of the minutes of the meeting.

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B.           Notice of a meeting shall also be deemed given to any Director who attends the meeting without protesting, prior thereto or at its commencement, the lack of notice to such Director.

Section 11.          Quorums.

A majority of the authorized number of Directors shall constitute a quorum for the transaction of business, except to adjourn as provided in Section 12 of this Article I.  In no event, however, shall a quorum be reached with less than one-third (1/3) of the authorized number of Directors, nor less than two (2), whichever is greater, unless the authorized number of Directors is one (1), in which case one Director constitutes a quorum.  Every act or decision done or made by a majority of the Directors present at a meeting duly held at which a quorum was present shall be regarded as the act of the Board of Directors, subject to the provisions of Delaware Corporations Code Sections 141, 144, and other relevant sections of the Act.  A meeting at which a quorum is initially present may continue to transact business notwithstanding the withdrawal of Directors, if any action taken is approved by at least a majority of the required quorum for that meeting.

Section 12.          Adjournment.

A majority of the Directors present, whether or not constituting a quorum, may adjourn any meeting to another time and place.

Section 13.          Notice of Adjournment.

Notice of the time and place of the holding of an adjourned meeting need not be given, unless the meeting is adjourned for more than twenty-four (24) hours, in which case notice of such time and place shall be given prior to the time of the adjourned meeting to the Directors who were not present at the time of the adjournment.

Section 14.          Sole Director Provided by Articles of Incorporation or Bylaws.

In the event only one Director is required by the Bylaws or Articles of Incorporation, then any references herein to notices, waivers, consents, meetings, or other actions by the majority or quorum of Directors shall be deemed or referred as such notice, waiver, etc., by such sole Director, who shall have all the rights and duties and shall be entitled to exercise all the powers and shall assume all the responsibilities otherwise herein described given to a Board of Directors.

Section 15.          Directors Acting by Unanimous Written Consent.

Any action required or permitted to be taken by the Board of Directors may be taken without a meeting with the same force and effect as if taken by unanimous vote of Directors, if authorized by a writing signed individually or collectively by all members of the Board.  Such consent shall be filed with the regular minutes of the Board.

Section 16.          Fees and Compensation of Directors.

Directors and members of a Director’s committee may receive such compensation, if any, for their services, and such reimbursement of expenses, as may be fixed or determined by resolution of the Board of Directors.  Nothing herein contained shall be construed to preclude any Director from serving the corporation in any other capacity as an officer, employee, or otherwise, and receiving compensation for such services.

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Section 17.          Committees.

Committees of the Board may be appointed by resolution passed by a majority of the whole Board.  Committees shall be composed of two (2) or more members of the Board and shall have such powers of the Board as may be expressly delegated to them by resolution of the Board of Directors.  The Board may designate one (1) or more Directors as alternate members of any committee, who may replace any absent member at any meeting of the committee.  Committees shall have such powers of the Board of Directors as may be expressly delegated to it by resolution of the Board of Directors except those powers expressly made nondelegable by Delaware Corporations Code Section 141.

Section 18.          Meetings and Action of Committees.

Meetings and action of committees shall be governed by, and held and taken in accordance with, the provisions of Article I, Section 6, 8, 9, 10, 11, 12, 13 and 15, with such changes in the context of those Sections as are necessary to substitute the committee and its members for the Board of Directors and its members, except that the time of the regular meetings of the committees may be determined by resolution of the Board of Directors as well as the committee, and special meetings of committees may also be called by resolutions of the Board of Directors and notice of special meetings of committees shall also be given to all alternate members, who shall have the right to attend all meetings of the committee.  The Board of Directors may adopt rules for the governance of any committee not inconsistent with the provisions of these Bylaws.

Section 19.          Advisory Directors.

The Board of Directors from time to time may elect one (1) or more persons to be advisory Directors, who shall not by such appointment be members of the Board of Directors.  Advisory Directors shall be available from time to time to perform special assignments specified by the President, to attend meetings of the Board of Directors upon invitation, and to furnish consultation to the Board.  The period during which the title shall be held may be prescribed by the Board of Directors.  If no period is prescribed, title shall be held at the pleasure of the Board.

ARTICLE II
OFFICERS

Section 1.            Officers.

The principal officers of the corporation shall be a Chief Executive Officer/President or both, a Secretary, and a Chief Financial Officer who may also be called Treasurer.  The corporation may also have, at the discretion of the Board of Directors, a Chairman of the Board, one or more Vice Presidents, one or more Assistant Secretaries, and such other officers as may be appointed in accordance with the provision of Section 3 of this Article.  Any number of offices may be held by the same person.

Section 2.            Election of Officers.

The principal officers of the corporation, except such officers as may be appointed in accordance with the provisions of Section 3 or Section 5 of this Article, shall be chosen by the Board of Directors, and each shall serve at the pleasure of the Board of Directors, subject to the rights, if any, of an officer under any contract of employment.

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Section 3.            Subordinate Officers, Etc.

The Board of Directors may appoint such officers as the business of the corporation may require, each of whom shall hold office for such period, have such authority, and perform such duties as are provided in the Bylaws or as the Board of Directors may from time to time determine.

Section 4.            Removal and Resignation of Officers.

A.          Subject to the rights, if any, of an officer under any contract of employment, any officer may be removed, either with or without cause, by a majority of the Directors at that time in office, at any regular or special meeting of the Board, or, excepting the case of an officer chosen by the Board of Directors, by any officer upon whom such power of removal may be conferred by the Board of Directors.

B.          Any officer may resign at any time by giving written notice to the Board of Directors.  Any resignation shall take effect on the date of the receipt of that notice or at any later time specified in that notice; and, unless otherwise specified in that notice, the acceptance of the resignation shall not be necessary to make it effective.  Any resignation is without prejudice to the rights, if any, of the Corporation under any contract to which the officer is a party.

Section 5.            Vacancies in Office.

A vacancy in any office because of death, resignation, removal, disqualification, or any other cause shall be filled in the manner prescribed in these Bylaws for the regular appointments to such office.

Section 6.            Chairman of the Board.

The Chairman of the Board, if such an officer be elected, shall, if present, preside at all meetings of the Board of Directors and exercise and perform such other powers and duties as may from time to time be assigned to him by the Board of Directors or prescribed by the Bylaws.  If there is no President, the Chairman of the Board shall in addition be the Chief Executive Officer of the corporation and shall have the powers and duties prescribed in Section 7 of this Article.

Section 7.            President.

Subject to such supervisory powers, if any, as may be given by the Board of Directors to the Chairman of the Board, if there be such an officer, the President shall be the Chief Executive Officer of the corporation and shall, subject to the control of the Board of Directors, have general supervision, direction and control of the business and the officers of the corporation.  He or she shall preside at all the meetings of the Shareholders and, in the absence of the Chairman of the Board, or if there be none, at all meetings of the Board of Directors.  He or she shall have the general powers and duties of management usually vested in the office of the President of a corporation, shall be ex officio a member of all standing committees, including the executive committee, if any, and shall have such other powers and duties as may be described by the Board of Directors or the Bylaws.

Section 8.            Vice Presidents.

In the absence or disability of the President, the Vice Presidents, if any, in order of their rank as fixed by the Board of Directors, shall perform all the duties of the President, and so acting shall have all the powers of, and be subject to the restrictions upon, the President.  The Vice Presidents shall have such other powers and perform such other duties as from time to time may be prescribed for them respectively by the Board of Directors or the Bylaws, the Chief Executive Officer/President, or the Chairman of the Board.

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Section 9.              Secretary.

A.           The Secretary shall keep or cause to be kept at the principal executive office or such other place as the Board of Directors may order, a book of minutes of all meetings of Directors, Committees of Directors, and Shareholders, with the time and place of holding, whether regular or special, how authorized, the notice thereof given, the names of those present at Directors and Committee meetings, the number of shares present or represented at Shareholders meetings, and the proceedings thereof.

B.           The Secretary shall keep or cause to be kept at the principal office or at the office of the corporation’s transfer agent, a share register, or duplicate share register, showing the names of the shareholders and their addresses; the number of classes of shares held by each; the number and date of certificates issued for the same; and the number and date of cancellation of every certificate surrendered for cancellation.

C.           The Secretary shall give or cause to be given notice of all meetings of the Shareholders and of the Board of Directors required by the Bylaws or by law to be given, shall keep the seal of the corporation in safe custody, and shall have such other powers and perform such other duties as may be prescribed by the Board of Directors or by the Bylaws.

Section 10.            Chief Financial Officer or Treasurer.

A.           The Chief Financial Officer shall keep and maintain, or cause to be kept and maintained, adequate and correct books and records of accounts of the properties and business transactions of the corporation, including accounts of its assets, liabilities, receipts, disbursements, gains, losses, capital, retained earnings, and shares.  The books of account shall at all reasonable times be open to inspection by any Director.

B.           The Chief Financial Officer shall deposit all moneys and other valuables in the name and to the credit of the corporation with such depositories as may be designated by the Board of Directors.  He or she shall disburse the funds of the corporation as may be ordered by the Board of Directors, shall render to the President and Directors, whenever they request it, an account of all of his transactions as Chief Financial Officer and of the financial condition of the corporation, and shall have other powers and perform such other duties as may be prescribed by the Board of Directors or the Bylaws.

C.           The Chief Financial Officer and the Chief Executive Officer/President shall be vested with the right to open and close bank and/or brokerage accounts on behalf of the corporation and to be signatories on any such accounts.

ARTICLE III
MEETINGS OF SHAREHOLDERS

Section 1.              Place of Meetings.

Meetings of Shareholders shall be held at any place within or outside the State of Delaware designated by the Board of Directors.  In the absence of any such designation, Shareholders’ meetings shall be held at the principal executive office of the corporation.

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Section 2.              Annual Meeting.

The annual meeting or the Shareholders shall be held on or around the following date and at the following time:

Date of Meeting:                                                  May 15
Time of Meeting:                                                 10:00 a.m.

If this day be a legal holiday, then the meeting shall be held on the next succeeding business day, at the same time.  At the annual meeting, the Shareholders shall elect a Board of Directors, receive a report from the Officers of the Company regarding the affairs of the corporation, and transact such other business as may properly be brought before the meeting.  If the above date is inconvenient, the annual meeting of Shareholders shall be held each year on a date and at a time designated by the Board of Directors within sixty (60) days of the above date upon proper notice to all shareholders.

Section 3.              Special Meetings.

A.           A special meeting of the Shareholders, for any purpose or purposes whatsoever, may be called at any time by the Board of Directors, or by the Chairman of the Board of Directors, or by the President, or by one or more Shareholders holding shares in the aggregate entitled to cast not less than 10% of the votes at any such meeting.  Except as provided in paragraph B below of this Section 3, notice shall be given as for the annual meeting.

B.           If a special meeting is called by any person or persons other than the Board of Directors, the request shall be in writing, specifying the time of such meeting and the general nature of the business proposed to be transacted, and shall be delivered personally or sent by registered mail or by telegraphic or other facsimile transmission to the Chairman of the Board, the President, any Vice President or the Secretary of the corporation.  The officer receiving such request shall forthwith cause notice to be given to the Shareholders entitled to vote, in accordance with the provisions of Sections 4 and 5 of this Article, that a meeting will be held at the time requested by the person or persons calling the meeting, not less than thirty-five (35) nor more than sixty (60) days after the receipt of the request.  If the notice is not given within (20) days after receipt of the request, the person or persons requesting the meeting may give the notice in the manner provided in these Bylaws or as provided in the Act.  Nothing contained in this paragraph of this Section shall be construed as limiting, fixing, or affecting the time when the meeting of Shareholders called by action of the Board of Directors may be held.

Section 4.              Notice of Meetings; Reports.

A.           Notice of meetings, annual or special, shall be given in writing not less than ten (10) nor more than sixty (60) days before the date of the meeting, to Shareholders entitled to vote thereat by the Secretary or the Assistant Secretary, or if there be no such officer, or in the case of his or her neglect or refusal, by any Director or Shareholder.

B.           Such notices or any reports shall be given personally or by mail, or other means of communication as provided in Delaware Corporations Code Section 222, and shall be sent to the Shareholder’s address appearing on the books of the corporation, or supplied by him or her to the corporation for the purposes of notice, and in absence thereof by posting notice at a place where the principal executive office of the corporation is located or by publication at least once in a newspaper of general circulation in the county in which the principal executive office is located.

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C.            Notice of any meeting of Shareholders shall specify the place, date, and hour of the meeting and (i) in the case of a special meeting, the general nature of the business to be transacted, and no other business may be transacted, or (ii) in the case of an annual meeting, those matters which the Board of Directors, at the date of the mailing of notice, intends to present for action by the Shareholders.  At any meetings where Directors are elected, notice shall include the names of the nominees, if any, intended at the date of notice to be presented by the management for election.

D.            Notice shall be deemed given at the time it is delivered personally or deposited in the mail or sent by other means of written communication.  The officer giving such notice or report shall prepare and file in the minute book of the Corporation an affidavit or declaration thereof.

E.            If action is proposed to be taken at any meeting for approval of (i) contracts or transactions in which a Director has a direct or indirect financial interest pursuant to Delaware Corporation Code Section 144, (ii) an amendment to the Articles of Incorporation pursuant to Sections 241 or 242 of such Code, (iii) a reorganization of the corporation pursuant to the Act, (iv) dissolution of the corporation pursuant to the Act, or (v) a distribution to preferred Shareholders pursuant to the Act, the notice shall also state the general nature of such proposal.

Section 5.              Quorum.

The presence in person or by proxy of the holders of a majority of the shares entitled to vote at any meeting of Shareholders shall constitute a quorum for the transaction of business.  The Shareholders present at a duly called or held meeting at which a quorum is present may continue to do business until adjournment, notwithstanding the withdrawal of enough Shareholders to leave less than a quorum, if any action taken (other than adjournment) is approved by at least majority of the shares required to constitute a quorum.

Section 6.              Adjourned Meeting and Notice Thereof.

A.           Any Shareholders’ meeting, annual or special, whether or not a quorum is present, may be adjourned from time to time by the vote of the majority of the shares represented at such meeting, either in person or by proxy, but in the absence of a quorum, no other business may be transacted at such meeting.

B.           When any meeting of Shareholders, either annual or special, is adjourned to another time or place, notice need not be given of the adjourned meeting if the time and place thereof are announced at the meeting at which the adjournment is taken, unless a new record date for the adjournment meeting is fixed, or unless the adjournment is for more than forty-five (45) days from the date set for the original meeting, in which case the Board of Directors shall set a new record date.  Notice of any such adjourned meeting shall be given to each Shareholder of record entitled to vote at the adjourned meeting in accordance with the provisions of Section 4 of this Article.  At any adjourned meeting the corporation may transact any business which might have been transacted at the original meeting.

Section 7.              Waiver of Notice or Consent by Absent Shareholders.

A.           The transactions at any meeting of Shareholders, either annual or special, however called and noticed, and wherever held, shall be as valid as though had at a meeting duly held after regular call and notice, if a quorum be present either in person or by proxy, and if, either before or after the meeting, each person entitled to vote, not present in person or by proxy, signs a written waiver of notice or a consent to a holding of the meeting, or any approval of the minutes thereof.

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B.           The waiver of notice or consent need not specify either the business to be transacted or the purpose of any regular or special meeting of Shareholders, except that if action is taken or proposed to be taken for approval of any of those matters specified in Section 4.E of this Article, the waiver of notice or consent shall state the general nature of such proposal.  All such waivers, consents, or approvals shall be filed with the corporate records or made a part of the minutes of the meeting.

C.           Attendance of a person at a meeting shall also constitute a waiver of notice of such meeting, except when the person objects, at the beginning of the meeting, to the transaction of any business because the meeting is not lawfully called or convened, and except that attendance at a meeting is not a waiver of any right to object to the consideration of matters not included in the notice if such objection is expressly made at the meeting.

Section 8.             Shareholders Acting Without a Meeting; Filling Vacancies on Board.

Any action which may be taken at a meeting of the Shareholders may be taken without a meeting or notice of meeting if authorized by a writing signed by all of the Shareholders entitled to vote at a meeting for such purpose and filed with the Secretary of the corporation; provided further, that while ordinarily Directors can only be elected by unanimous written consent under Delaware Corporations Code Section 228, as to vacancy created by death, resignation, or other causes, if the  Directors fail to fill a vacancy, then a Director to fill that vacancy may be elected by the written  consent of persons holding a majority of shares entitled to vote for the election of Directors.

Section 9.             Other Actions Without a Meeting.

A.           Unless otherwise provided in the General Corporation Law, any action which may also be taken at any annual or special meeting of Shareholders may be taken without a meeting and without prior notice if a consent in writing, setting forth the action so taken, shall be signed by the holders of outstanding shares having not less than the minimum number of votes that would be necessary to authorize or take such action at a meeting at which all shares entitled to vote thereon were present and voted.

B.           Unless the consents of all Shareholders entitled to vote have been solicited in writing,

(i)           Notice of any Shareholder approval without a meeting by less than unanimous written consent shall be given at least ten (10) days before the consummation of the action authorized by such approval; and

(ii)          Prompt notice shall be given of the taking of any other corporate action approved by Shareholders without a meeting by less than unanimous written consent, to each of those Shareholders entitled to vote who have not consented in writing.

C.           Any Shareholder giving a written consent, or the Shareholders, proxyholders, or a transferee of the shares or a personal representative of the Shareholder or their respective proxyholders, may revoke the consent by a writing received by the corporation prior to the time that written consents of the number of shares required to authorize the proposed action have been filed with the Secretary of the corporation, but may not do so thereafter.  Such revocation is effective upon its receipt by the Secretary.

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Section 10.            Voting Rights; Cumulative Voting.

A.           Only persons in whose names shares entitled to vote stand on the stock records of the corporation on the day fixed by the Board of Directors for the determination of the Shareholders of record shall be entitled to vote at any Shareholders’ meeting.

B.           Provided the candidate’s name has been placed in nomination prior to the voting and one or more Shareholders have given notice at the meeting prior to voting of the Shareholders intent to accumulate the Shareholders votes, every Shareholder entitled to vote at any election for Director may cumulate his or her votes and give one candidate a number of votes equal to the number of Directors to be elected multiplied by the number of votes to which his or her shares are entitled, or distribute his or her votes on the same principle among as many candidates as he or she thinks fit.

C.           The candidate receiving the highest number of votes up to the number of Directors to be elected are elected.

D.           The Board of Directors may fix a time as a record date for the determination of the Shareholders entitled to notice of and to vote at any such meeting, or entitled to receive any such dividend or distribution, or any allotment, rights, or entitled to exercise the rights in respect to any such change, conversion, or exchange of shares.  In such case only Shareholders of record on the date so fixed shall be entitled to notice of and to vote at such meeting, or to receive such dividends, distribution, or allotment of rights or to exercise such rights, as the case may be, notwithstanding a transfer of any share on the books of the company after any record date fixed as aforesaid.

Section 11.            Proxies.

A.           Every Shareholder entitled to vote for Directors or on any other matter shall have the right to do so either in person or by one or more agents authorized by proxy validly executed by the Shareholder.  A proxy may be executed by written authorization signed, or by electronic transmission authorized, by the Shareholder or the Shareholder’s attorney in fact, giving the proxyholder(s) the power to vote the Shareholder’s shares.  A proxy shall be deemed signed if the Shareholder’s name or other authorization is placed on the proxy (whether by manual signature, typewriting, or electronic transmission or otherwise) by the Shareholder or the Shareholder’s attorney in fact.  A proxy may also be transmitted orally by telephone if submitted with information from which it may be determined that the proxy was authorized by the Shareholder or the Shareholder’s attorney in fact.

B.            A validly executed proxy which does not state that it is irrevocable shall continue in full force and effect unless revoked by the person executing it, prior to the vote pursuant thereto, by a writing delivered to the corporation stating that the proxy is revoked or by a subsequent proxy executed by, or attendance at the meeting and voting in person by, the person executing the proxy; provided, however, that no such proxy shall be valid after the expiration of eleven (11) months from the date of such proxy, unless otherwise provided in the proxy.  The revocability of a proxy that states on its face that it is irrevocable shall be governed by the provisions of Delaware Corporations Code Section 212.

Section 12.            Chairman and Secretary of Meeting.

The President, or in the absence of the President, any Officer, shall call the meeting of the Shareholders to order, and shall act as Chairman of the meeting.  In the absence of the President and all the Vice Presidents, Shareholders shall appoint a Chairman at such meeting.  The Secretary of the Corporation shall act as Secretary of all meetings of the Shareholders, but in the absence of the Secretary at any meeting of the Shareholders, the presiding officer shall appoint any person to act as such Secretary of the meeting.

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Section 13.            Inspectors of Election.

A.           Before any meeting of Shareholders, the Board of Directors may appoint any person other than nominees for office to act as inspectors of election at the meeting or its adjournment.  If no inspectors of election are appointed, the Chairman of the meeting may, and on the request of any Shareholder or his or her proxy shall, appoint inspectors of election at the meeting.  The number of inspectors shall be either one (1) or three (3).  If inspectors are appointed at a meeting on the request of one or more Shareholders or proxies, the holders of a majority of shares or their proxies present at the meeting shall determine whether one (1) or three (3) inspectors are to be appointed.  If any person appointed as inspector fails to appear or fails or refuses to act, the vacancy may be filled by appointment by the Board of Directors before the meeting, or by the Chairman at the meeting.

B.           The duties of these inspectors shall be as follows:

(i)           Determine the number of shares outstanding and the voting power of each, the shares represented at the meeting, the existence of a quorum, and the authenticity, validity, and effect of proxies;

(ii)          Receive votes, ballots, or consents;

(iii)         Hear and determine all challenges and questions in any way arising in connection with the right to vote;

(iv)         Count and tabulate all votes or consents;

(v)          Determine the election result; and

(vi)         Do any other acts that may be proper to conduct the election or vote with fairness to all Shareholders.

ARTICLE IV
CERTIFICATES AND TRANSFERS OF SHARES

Section 1.             Certificates for Shares.

A.           Certificates for shares shall be of such form and device as the Board of Directors may designate and shall state the name of the record holder of the shares represented thereby; its number and date of issuance; the number of shares for which it is issued; a statement of the rights, privileges, preferences, and restrictions, if any; a statement as to the redemption or conversion, if any; a statement of liens or restrictions upon transfer or voting, if any; and if the shares be assessable, or if assessments are collectible by personal action, a plain statement of such facts.

B.           Every certificate for shares must be signed by the Chief Executive Officer/President or any other designated Officer and a Secretary or an Assistant Secretary, and must be authenticated by the signature of the President and Secretary or an Assistant Secretary.  No certificate or certificates for shares are to be issued until such shares are fully paid, unless the Board authorizes the issuance of certificates or shares as partly paid, provided that such certificates shall state the amount of consideration to be paid therefore and amount paid thereon.

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Section 2.             Transfer on the Books.

Upon surrender to the Secretary or transfer agent of the corporation of a certificate for shares duly endorsed or accompanied by proper evidence of succession, assignment, or authority to transfer, it shall be the duty of the corporation to issue a new certificate to the person entitled thereto, cancel the old certificate, and record the transaction on its books.

Section 3.             Lost or Destroyed Certificates.

Any person claiming a certificate of stock to be lost or destroyed shall make an affidavit or affirmation of that fact and shall, if the Directors so require, give the corporation a bond of indemnity, in the form and with one or more sureties satisfactory to the Board, in at least double the value of the stock represented by said certificate, whereupon a new certificate may be issued in the same manner and for the same number of shares as the one alleged to be lost or destroyed.

Section 4.             Transfer Agents and Registrars.

The Board of Directors may appoint one or more transfer agents or transfer clerks and one or more registrars, which shall be an incorporated bank or trust company, either domestic or foreign, who shall be appointed at such times and places as the requirements of the corporation may necessitate and Directors may designate.

Section 5.             Record Date; Closing Stock Transfer Books.

A.           In order that the corporation may determine the Shareholders entitled to notice of any meeting or to vote or entitled to receive payment or any dividend or other distribution or allotment of any rights or entitled to exercise any rights in respect of any lawful action, the Board may fix in advance a record date, which shall not be more than sixty (60) nor less than ten (10) days prior to the date of such meeting nor more than sixty (60) days prior to any other action.  If no record date is fixed:

(i)           The record date for determining Shareholders entitled to notice of or to vote at a meeting of Shareholders shall be at the close of the business on the business day immediately preceding the day on which notice is given or, if notice is waived, at close of business on the business day next preceding the day on which the meeting is held.

(ii)          The record date for determining Shareholders entitled to give consent to corporate action in writing without a meeting, when no prior action by the Board is necessary, shall be the day on which the first written consent is given.

(iii)         The record date for determining Shareholders for any other purpose shall be the close of business on the day on which the Board adopts the resolution relating thereto, or the sixtieth (60th) day prior to the date of such other action, whichever is later.

B.           The Board of Directors may close the books of the company against transfers of shares during the whole or any part of such period.

Section 6.             Close Corporation Certificates.

All certificates representing shares of this corporation, in the event it shall elect to become a close corporation, shall contain a legend in accordance with Delaware Corporations Code Section 202.

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ARTICLE V
INDEMNIFICATION OF DIRECTORS, OFFICERS, EMPLOYEES, AND AGENTS

The corporation may at its option, to the maximum extent permitted by the Delaware General Corporation Law and by the Articles of Incorporation, indemnify each of its agents against expenses, judgments, fines, settlements, and other amounts actually and reasonably incurred in connection with any proceeding arising by reason of the fact that such person is or was an agent of the corporation.  For the purposes of this Section, an “agent” of the corporation includes a person who is or was a Director, officer, employee, or agent of another corporation, partnership, joint venture, trust, or other enterprise, or was a Director, officer, employee, or agent of a corporation which was a predecessor corporation of the corporation or of any other enterprise at the request of such predecessor corporation.

ARTICLE VI
CORPORATE RECORDS AND REPORTS; INSPECTION

Section 1.             Records.

The corporation shall maintain, in accordance with generally accepted accounting principles, adequate and correct accounts, books, and records of its business and properties.  If the corporation has fewer than one hundred (100) Shareholders, the financial statements need not be prepared according to generally accepted accounting principles so long as the financial statements reasonably set forth the assets and liabilities, and income and expenses, of the corporation, and disclose the accounting bases used.  All of such books, records, and accounts shall be kept at the corporation’s principal executive office in the State of Delaware, as fixed by the Board of Directors, from time to time, or shall be kept at such place or such places as designated by the Board of Directors.  The minutes shall be kept in written form and accounting books and records shall be kept in either written form or in any other form capable of being converted into written form.  Such minutes and accounting books and records shall be open to inspection upon the written demand of any shareholder or holder of a voting trust certificate, at any reasonable time during usual business hours, for a purpose reasonably related to such holder’s interest as a Shareholder or as the holder of a voting trust certificate.  Such inspection may be made in person or by an agent or attorney, and shall include the right to copy and make extracts.  The foregoing rights of inspection shall extend to the records of each subsidiary corporation.

Section 2.             Maintenance and Inspection of Share Register.

The corporation shall keep at its principal executive office, or at the office of its transfer agent or registrar, if either be appointed and as determined by resolution of the Board of Directors, a record of its Shareholders and the number and class of shares held by each Shareholder.  A Shareholder or Shareholders of the corporation holding at least five percent (5%) in the aggregate of outstanding voting shares of the corporation may (i) inspect and copy the records of Shareholders names and addresses and share holdings during usual business hour upon five (5) days prior written demand upon the corporation, and/or (ii) obtain from the transfer agent at such transfer agent’s usual charges for such a list, a list of the Shareholders names and addresses who are entitled to vote for the election of Directors, and their share holdings, as of the most recent record date for which such list has been compiled or as of a date specified by the Shareholders subsequent to the day of demand.  Such list shall be made available by the transfer agent on or before the later of five (5) days after the demand is received or the date specified therein as the date as of which the list is to be compiled.  The record of Shareholders shall also be open to inspection upon the written demand of any Shareholder or holder of a voting trust certificate, at any time during usual business hours, for a purpose reasonably related to such holder’s interest as a Shareholder or as a holder of a voting trust certificate.  Any inspection and copying under this Section may be made in person or by an agent or attorney of such Shareholder or holder of a voting trust certificate making such demand.

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Section 3.             Maintenance and Inspection of Bylaws.

The corporation shall keep at its principal executive office, or if its principal executive office is not in the State of Delaware, at its principal business office in the State of Delaware, the original or a copy of the Bylaws amended to date, which shall be open to inspection by the Shareholders at all reasonable times during office hours.  If the principal executive office of the corporation is outside the State of Delaware and the corporation has no principal business office in the State of Delaware, the Secretary shall, upon written request of any Shareholder, furnish to such Shareholder a copy of the Bylaws as amended to date.

Section 4.             Annual Report to Shareholders.

Provided this corporation has less than one hundred (100) Shareholders, the Annual Report to Shareholders referred to in the General Corporation Law is expressly dispensed with, but nothing herein shall be interpreted as prohibiting the Board of Directors from issuing annual or other periodic reports to Shareholders of the corporation as they deem appropriate.  Should this corporation have one hundred (100) or more Shareholders, an Annual Report must be furnished not later than one hundred twenty (120) days after the end of each fiscal period.

Section 5.             Financial Statements.

A.           A copy of any annual financial statement and any income statement of the corporation for each quarterly period of each fiscal year, and any accompanying balance sheet of the corporation as of the end of each such period, that has been prepared by the corporation shall be kept on file at the principal executive office of the corporation for twelve (12) months from the date of its execution, and each such statement shall be exhibited at all reasonable times to any Shareholder demanding an examination of such statement or a copy shall be made to any such Shareholder.

B.           If a Shareholder or Shareholders holding at least five percent (5%) of the outstanding shares of any class of stock of the corporation make a written request to the corporation for an income statement of the corporation for the three (3) month, six (6) month, or nine (9) month period of the then current fiscal year ended more than thirty (30) days prior to the date of the request, and a balance sheet of the corporation at the end of such period, the Chief Financial Officer shall cause such statement to be prepared, if not already prepared, and shall deliver personally or mail such statement or statements to the person making the request within thirty (30) days after the receipt of such request.  If the corporation has not sent to the Shareholders its Annual Report for the last fiscal year, this report shall likewise be delivered or mailed to such Shareholder or Shareholders within in (30) days after such request.

C.           The corporation also shall, upon the written request of any Shareholder, mail to the Shareholder a copy of the last annual, semi-annual, or quarterly income statement which it has prepared and a balance sheet as of the end of such period.  The quarterly income statement and balance sheet referred to in this Section shall be accompanied by the report thereon, if any, of any independent accountants engaged in the corporation or the certificate of authorized officer of the corporation that such financial statements were prepared without audit from the books and records of the corporation.

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Section 6.             Annual Statement of General Information.

The corporation shall, in a timely manner in each year, file with the Secretary of State of Delaware, on the prescribed form, a statement setting forth the authorized number of Directors, the names and complete business or residence addresses of all incumbent Directors, the names and complete business or residence addresses or the President, Secretary, and Chief Financial Officer, the street address of its principal executive office or principal business office in the State of Delaware, and the general type of business constituting the principal business activity of the corporation, together with a designation of the agent of the corporation for the purpose of the service of process.

ARTICLE VII
GENERAL CORPORATE MATTERS

Section 1.             Checks, Drafts, and Evidences of Indebtedness.

All checks, drafts, or other orders for payment of money, notes, or other evidences of indebtedness, issued in the name of or payable to the corporation, shall be signed or endorsed by such person or persons and in such manner as, from time to time, shall be determined by resolution of the Board of Directors.

Section 2.             Corporate Contracts and Instruments, How Executed.

The Board of Directors, except as in the Bylaws otherwise provide, may authorize any officer or officers, or agent or agents, to enter into any contract or execute any instrument in the name of and on behalf of the corporation and such authority may be general or confined to specific instances; provided, however, that, unless so authorized or ratified by the Board of Directors or within the agency power of any officer, no officer, agent or employee shall have any power or authority to bind the corporation by any contract or engagement or to pledge its credit or to render it liable for any purpose or to any amount.

Section 3.             Representation of Shares of Other Corporation.

The Chairman of the Board, the President, or any Vice President, or any other person authorized by resolution of the Board of Directors by any of the foregoing designated officers, is authorized to vote on behalf of the corporation any and all shares of any other corporation or corporations, foreign or domestic, standing in the name of the corporation.  The authority herein granted to said officers to vote or represent on behalf of the corporation any and all shares held by the corporation in any other corporation or corporations may be exercised by any such officer in person or by any person authorized to do so by proxy duly elected by said officer.

Section 4.             Construction and Definitions.

Unless the context requires otherwise, the general provisions, rules of construction, and the definitions of the Delaware General Corporation Laws shall govern the construction of these Bylaws.  Without limiting the generality of the foregoing, the singular number includes the plural, the plural number includes the singular, and the term “person” includes both a corporation and a natural person.

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ARTICLE VIII
AMENDMENTS TO BYLAWS

Section 1.             Amendment by Shareholders.

New Bylaws may be adopted or these Bylaws may be amended or repealed by the vote or written consent of holders of a majority of the outstanding shares entitled to vote: provided, however, that if the Articles of Incorporation of the corporation set forth the number of authorized Directors of the corporation, the authorized number of Directors may be changed only by an amendment of the Articles of Incorporation.

Section 2.             Amendment by Directors.

Subject to the rights of the Shareholders as provided in Section 1 of this Article, to adopt, amend, or repeal Bylaws, and the limitation of Delaware Corporations Code Section 109, Bylaws may be adopted, amended, or repealed by the Board of Directors.

ARTICLE IX
MISCELLANEOUS

Section 1.             References to Code Sections.

Section designations of three (3) digits or more referenced herein refer to the General Corporation Law of the State of Delaware.

Section 2.             Effect of Shareholders Agreement.

Any Shareholders agreement authorized by the Act shall only be effective to modify the terms of these Bylaws if this corporation elects to become a close corporation with appropriate filing of or amendment to its Articles as required by the Act and shall terminate when this corporation ceases to be a close corporation.

Section 3.             Subsidiary Corporation.

Shares of this corporation owned by a subsidiary shall not be entitled to vote on any matter.

Section 4.             Offices.

The Board of Directors shall fix the location of the principal executive office of the corporation at any place within or outside the State of Delaware.  If the principal executive office is located outside this state, and the corporation has one or more business offices in this state, the Board of Directors shall likewise fix and designate a principal business office in the State of Delaware.

The Board of Directors may at any time establish branch or subordinate offices at any place or places where the corporation is qualified to do business.

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CERTIFICATE OF SECRETARY

I, Frederick Larcombe, hereby certify that:

I am the Secretary of I-Web Media, Inc., a Delaware corporation; and

The foregoing Bylaws, consisting of 20 pages, are a true and correct copy of the Bylaws of the corporation as duly adopted by approval of the Board of Directors of the corporation by unanimous written consent in lieu of meeting.

IN WITNESS WHEREOF, I have hereunto set my hand and affixed the seal of the Corporation this 7th day of December, 2010.

/s/ Frederick Larcombe
Frederick Larcombe, Secretary

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